[front cover]

                   [magnified square of stock market report]
                                     FIRST
                                    QUARTER
                                     REPORT
                                      1998

[Liberty All*Star logo]  LIBERTY
                         ALL*STAR
                         --------
                        EQUITY FUND

                                                               CHAIRMAN'S LETTER
 ................................................................................

To Our Fellow Shareholders:                                            May 1998

     The net asset value (NAV) of a common share of the Fund rose from $13.32 on December 31, 1997, to $14.80 on March 31, 1998, after deducting the distribution of 35 cents declared during the quarter. The market price of a share of the Fund traded in a range from $12.625 to $14.375 before closing the quarter at $14.25. The ending price represented a discount to NAV of 3.7 percent compared with a discount to NAV of 0.1 percent on December 31, 1997. Key investment results and comparisons are noted below.

     As the table shows, the Fund's net asset value increased 13.7 percent during the first quarter, which compares with 11.6 percent for the Lipper Growth & Income Mutual Fund Average (the Fund's primary benchmark) and 14.0 and 11.7 percent for the S&P 500 Stock Index and Dow Jones Industrial Average, respectively. For the last 12 months, the Fund's net asset value was up 43.1 percent compared with 40.2 percent for the Lipper Growth & Income Mutual Fund Average and 48.0 and 36.0 percent for the S&P 500 and Dow Jones, respectively.

     The S&P 500 continued its advance for an unprecedented 13th quarter in a row, ending the quarter at 1101.75 after reaching a new high of 1105.65 on March
24. Large capitalization stocks were the main contributors to this performance, as they have been in eight of the past 10 quarters. Growth stocks rebounded sharply from their fourth quarter sell-off, which provided a significant reversal in style leadership going into the new year. Richard Christensen's President's letter provides a comparison of style-based results for those two quarters, which shows how quickly investor preferences can change.

     I would like to welcome two new trustees to the board, William E. Mayer and John J. Neuhauser, who were elected by shareholders at their recent meeting. Richard W. Lowry, a trustee since the Fund's inception in 1986, was re-elected for another three year term. All other trustees continue in office and all other proposals placed before the meeting were also approved.

     In April, Liberty Asset Management Company, the Fund Manager, recommended, and the Board of Trustees approved, the hiring of a new Portfolio Manager, Boston Partners Asset Management, L.P., to replace Palley-Needelman Asset Management, Inc. effective May 11, 1998. Boston Partners, a value style manager, invests in undervalued companies that have sound business fundamentals and positive business momentum.

Sincerely,


/s/ Harold W. Cogger
Harold W. Cogger
Chairman of the Board of Trustees
Liberty All-Star Equity Fund
Executive Vice President
Liberty Financial Companies, Inc.

-------------------------------------------------------------------------------------------------
                                                      First Quarter             Latest 12 Months
-------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND:
    Shares Valued at Net Asset Value                  13.7%                      43.1%

    Shares Valued at Market Price
    With Dividends Reinvested                          9.6%                       37.5%

    Fund's Closing Price Range                     $14.313 to $12.813        $14.625 to $11.50

    Fund's (Discount)/Premium Range                  (5.6)% to 2.5%            (5.8)% to 2.5%

Lipper Growth & Income Mutual Fund Average            11.6%                      40.2%

S&P 500 Stock Index                                   14.0%                      48.0%

Dow Jones Industrial Average                          11.7%                      36.0%

NASDAQ Composite Index                                16.9%                      50.3%

Figures shown for the Fund and the Lipper Growth & Income Mutual Fund Average
are total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 Stock Index and the
Dow Jones Industrial Average are total returns including income. Figures for the unmanaged NASDAQ Index are total returns excluding income.
--------------------------------------------------------------------------------------------------

PRESIDENT'S LETTER
 ................................................................................

To Our Fellow Shareholders:                                             May 1998

     The Chairman's letter mentioned that, during the fourth quarter, when the Asian financial crisis was very much on the minds of most investors, investor preferences reversed the relative performance advantage that value stocks had been enjoying. The chart below illustrates the style leadership reversal between the fourth quarter of 1997 and the first quarter of this year by comparing the difference in performance between the Russell 1000 growth and value indices. The Russell 1000 comprises the largest 1,000 public companies in the United States. LAMCO's investment process blends both value and growth styles in order to mitigate the fluctuations in returns associated with such events.

     Boston Partners Asset Management, L.P., the Fund's newest Portfolio Manager, is based in Boston, Massachusetts, and has approximately $16 billion in assets under management. Mark Donovan, Chairman of the firm's Equity Strategy Committee, will manage their portion of the Fund. Boston Partners is a value manager, investing in undervalued securities that generally have low price-to-earnings and price-to-book ratios. It develops its own internal fundamental research to identify a catalyst for positive change. In this way, the firm attempts to avoid the "value trap" of investing in companies that appear to be undervalued but languish because they lack prospects for future improvement.

     The Fund's portfolio management agreement with Boston Partners, which will be submitted to shareholders for ratification at the 1999 Annual Meeting, is at the same management fee rate and on substantially the same other terms and conditions as the Fund's agreement with its other Portfolio Managers.

     The rights offering of additional shares to shareholders was successfully concluded in late April, being oversubscribed as were the previous three offerings. A total of 4,318,134 shares (one share for each 20 held on the record date) were issued at a price of $12.83 per share. This price was 95 percent of the market price at the close of the New York Stock Exchange on April 28, 1998, the pricing date.

     Finally, I am pleased to report that Lipper Analytical Services, Inc. has informed us that your Fund ranks number one among the five Growth & Income Funds in the Lipper Closed-End Fund Performance Comparison Service for the 10-year period ending December 31, 1997. The Fund has earned this award for the second year in a row, which provides further confirmation of the benefits of Liberty Asset Management Company's multi-management investment program for All-Star.

     Thank you for your continuing support of the Fund.

Sincerely,


/s/ Richard R. Christensen
Richard R. Christensen
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company

[typeset representation of bar chart]


  VALUE VERSUS GROWTH
TOTAL RETURN DIFFERENCE


4Q97           3.0%
1Q98           -3.5%

[end bar chart]

                            SHAREHOLDERS' INVESTMENT GROWTH AS OF MARCH 31, 1998
 ................................................................................

To evaluate your                   $63.26
investment in
All-Star, these
values should be
used. Each shows
how your investment
has fared by keeping
distributions at
work in the Fund.
The upper value
includes additional
investments made
through rights
offerings in 1992,
1993 and 1994.

Additional Investments
Made Through Rights
Offerings

Net Asset Value of Shares
Acquired Through Dividend
Reinvestment

This is the net                    $14.80
asset value of one
share of All-Star as
of 3/31/98.

                                           Net Asset              Additional
                                          Value Shares         Investments Made
                Net Asset Value         Acquired Through        Through Rights
                 of One Share         Dividend Reinvestment    Rights Offerings
Jan 87              $10.17                   $10.17                 $10.17
Feb 87               10.87                    10.87                  10.87
Mar 87               10.03                    11.09                  11.09
Apr 87               10.72                    10.77                  10.77
May 87               10.81                    10.86                  10.86
Jun 87               11.23                    11.32                  11.32
Jul 87               11.73                    11.82                  11.82
Aug 87               11.60                    12.39                  12.39
Sep 87               10.87                    11.94                  11.94
Oct 87                8.31                     9.12                   9.12
Nov 87                7.58                     8.32                   8.32
Dec 87                7.90                     9.01                   9.01
Jan 88                8.29                     9.45                   9.45
Feb 88                8.64                     9.85                   9.85
Mar 88                8.29                     9.51                   9.51
Apr 88                8.30                     9.52                   9.52
May 88                8.26                     9.47                   9.47
Jun 88                8.43                     9.95                   9.95
Jul 88                8.33                     9.83                   9.83
Aug 88                8.12                     9.58                   9.58
Sep 88                8.28                    10.05                  10.05
Oct 88                8.43                    10.23                  10.23
Nov 88                8.30                    10.08                  10.08
Dec 88                8.29                    10.34                  10.34
Jan 89                8.83                    11.01                  11.01
Feb 89                8.67                    10.81                  10.81
Mar 89                8.60                    11.03                  11.03
Apr 89                9.01                    11.56                  11.56
May 89                9.40                    12.06                  12.06
Jun 89                9.07                    12.00                  12.00
Jul 89                9.81                    12.98                  12.98
Aug 89               10.03                    13.27                  13.27
Sep 89                9.82                    13.38                  13.38
Oct 89                9.61                    13.10                  13.10
Nov 89                9.72                    13.25                  13.25
Dec 89                9.58                    13.44                  13.44
Jan 90                9.02                    12.66                  12.66
Feb 90                9.11                    12.78                  12.78
Mar 90                9.14                    13.18                  13.18
Apr 90                9.00                    12.98                  12.98
May 90                9.92                    14.30                  14.30
Jun 90                9.72                    14.42                  14.42
Jul 90                9.69                    14.38                  14.38
Aug 90                8.91                    13.22                  13.22
Sep 90                8.23                    12.59                  12.59
Oct 90                8.21                    12.56                  12.56
Nov 90                8.77                    13.42                  13.42
Dec 90                8.92                    14.01                  14.01
Jan 91                9.37                    14.72                  14.72
Feb 91               10.04                    15.77                  15.77
Mar 91               10.18                    16.42                  16.42
Apr 91               10.11                    16.31                  16.31
May 91               10.62                    17.13                  17.13
Jun 91                9.87                    16.33                  16.33
Jul 91               10.35                    17.13                  17.13
Aug 91               10.39                    17.65                  17.65
Sep 91               10.33                    17.55                  17.55
Oct 91               10.52                    17.87                  17.87
Nov 91                9.92                    17.28                  17.28
Dec 91               11.20                    19.51                  19.51
Jan 92               11.00                    19.16                  19.16
Feb 92               10.77                    19.25                  19.25
Mar 92               10.56                    18.87                  18.87
Apr 92               10.66                    19.05                  20.96
May 92               10.76                    19.23                  21.15
Jun 92               10.23                    18.77                  20.65
Jul 92               10.69                    19.59                  21.56
Aug 92               10.21                    19.18                  21.11
Sep 92               10.45                    19.64                  21.61
Oct 92               10.55                    19.82                  21.82
Nov 92               10.68                    20.57                  22.64
Dec 92               10.78                    20.76                  22.85
Jan 93               10.86                    20.92                  23.02
Feb 93               10.70                    20.61                  22.68
Mar 93               10.75                    21.23                  23.37
Apr 93               10.42                    20.58                  22.65
May 93               10.52                    21.29                  23.44
Jun 93               10.56                    21.37                  23.53
Jul 93               10.54                    21.33                  23.48
Aug 93               10.73                    22.26                  24.52
Sep 93               10.79                    22.39                  24.66
Oct 93               10.84                    22.49                  26.27
Nov 93               10.34                    22.00                  25.69
Dec 93               10.40                    22.48                  26.25
Jan 94               10.77                    23.28                  27.18
Feb 94               10.34                    22.91                  26.75
Mar 94                9.85                    21.83                  25.48
Apr 94                9.93                    22.00                  25.69
May 94                9.80                    22.26                  25.98
Jun 94                9.48                    21.53                  25.13
Jul 94                9.78                    22.21                  25.93
Aug 94                9.99                    23.28                  27.17
Sep 94                9.69                    22.58                  27.86
Oct 94                9.86                    22.97                  28.35
Nov 94                9.17                    21.97                  27.11
Dec 94                9.26                    22.19                  27.79
Jan 95                9.40                    22.52                  26.75
Feb 95                9.49                    23.31                  28.78
Mar 95                9.83                    24.14                  29.78
Apr 95                9.98                    24.51                  30.24
May 95               10.13                    25.49                  31.44
Jun 95               10.53                    26.49                  32.69
Jul 95               10.95                    27.55                  33.99
Aug 95               10.74                    27.73                  34.21
Sep 95               11.05                    28.53                  35.19
Oct 95               10.93                    28.22                  34.81
Nov 95               11.04                    29.23                  36.07
Dec 95               11.03                    29.21                  36.04
Jan 96               11.39                    30.16                  37.21
Feb 96               11.57                    30.64                  37.80
Mar 96               11.42                    31.01                  38.26
Apr 96               11.65                    31.63                  39.03
May 96               11.62                    32.42                  40.01
Jun 96               11.53                    32.17                  39.70
Jul 96               10.88                    30.36                  37.46
Aug 96               10.98                    31.41                  38.76
Sep 96               11.71                    33.50                  31.34
Oct 96               11.88                    33.99                  41.94
Nov 96               12.35                    36.31                  44.81
Dec 96               11.95                    35.54                  43.86
Jan 97               12.65                    37.62                  46.43
Feb 97               12.55                    37.32                  46.06
Mar 97               11.73                    35.81                  44.19
Apr 97               12.19                    37.22                  45.92
May 97               12.77                    39.96                  49.30
Jun 97               13.31                    41.65                  51.39
Jul 97               14.29                    44.71                  55.17
Aug 97               13.34                    42.81                  52.83
Sep 87               14.01                    44.96                  55.48
Oct 97               13.51                    43.35                  53.50
Nov 97               13.52                    44.49                  54.92
Dec 97               13.32                    45.02                  55.57
Jan 98               13.30                    44.95                  55.49
Feb 98               14.40                    48.67                  60.08
Mar 98               14.80                    51.24                  63.26



     Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, through March 31, 1998 three rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; and the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held.

     As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $63.26 (4.274 shares times the current $14.80 net asset value per share) and a market price value of $60.90 (4.274 shares times the current $14.25 market price per share). Excluding the rights offerings shares, an original share has grown to 3.462 shares. Thus, the original share has grown to a net asset value of $51.24 (3.462 shares times the current $14.80 net asset value per share) and a market price value of $49.33 (3.462 shares times the current $14.25 market price per share).

A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT
 ................................................................................

                                         Shares       Shares
             Shares                     Purchased    Acquired   Shares       NAV(1)               Market Price   Total Market
            Owned At                     Through     Through    Owned       Per Share   Total NAV  Per Share       Price Of
            Beginning    Per Share     Reinvestment   Rights    At End       At End     Of Shares   At End          Shares
Year        Of Period  Distributions     Program     Offering  Of Period    Of Period    Owned     Of Period        Owned
-----------------------------------------------------------------------------------------------------------------------------------
1987         1.000        $1.18          .140           --      1.140        $7.90      $9.01        $6.00          $6.84
-----------------------------------------------------------------------------------------------------------------------------------
1988         1.140         0.64          .107           --      1.247         8.29      10.34         7.25           9.04
-----------------------------------------------------------------------------------------------------------------------------------
1989         1.247         0.95          .156           --      1.403         9.58      13.44         8.25          11.57
-----------------------------------------------------------------------------------------------------------------------------------
1990         1.403         0.90          .168           --      1.571         8.92      14.01         7.75          12.18
-----------------------------------------------------------------------------------------------------------------------------------
1991         1.571         1.02          .171           --      1.742        11.20      19.51        10.75          18.73
-----------------------------------------------------------------------------------------------------------------------------------
1992         1.742         1.07          .199        0.179(2)   2.120        10.78      22.85        11.125         23.59
-----------------------------------------------------------------------------------------------------------------------------------
1993         2.120         1.25(3)       .266        0.138(2)   2.524        10.40      26.25        11.125         28.08
-----------------------------------------------------------------------------------------------------------------------------------
1994         2.524         1.00          .277        0.155(2)   2.956         9.26      27.37         8.50          25.13
-----------------------------------------------------------------------------------------------------------------------------------
1995         2.956         1.04          .311           --      3.267        11.03      36.04        10.875         35.53
-----------------------------------------------------------------------------------------------------------------------------------
1996         3.267         1.31(3)       .403           --      3.670        11.95      43.86        11.25          41.29
-----------------------------------------------------------------------------------------------------------------------------------
1997         3.670         1.69(3)       .502           --      4.172        13.32      55.57        13.313         55.54
-----------------------------------------------------------------------------------------------------------------------------------
1998
1st Quarter  4.172         0.35          .102           --      4.274        14.80      63.26        14.25          60.90
-----------------------------------------------------------------------------------------------------------------------------------

1. Net Asset Value.

2. 1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
   1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
   1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.

3. 1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.
   1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.
   1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.

                                  PORTFOLIO MANAGERS / PORTFOLIO CHARACTERISTICS
 ................................................................................

THE FUND'S FIVE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

PALLEY-NEEDELMAN ASSET MANAGEMENT, INC.*
Companies selling at a discount to the market with sound fundamentals and above average dividend yield.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
Companies diversified across all sectors that are undervalued relative to internally generated projected growth rates.

OPPENHEIMER CAPITAL
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

WESTWOOD MANAGEMENT CORPORATION
Growth companies selling at reasonable valuations based on higher internal earnings projections which are not yet being reflected in consensus estimates.

WILKE/THOMPSON CAPITAL MANAGEMENT, INC.
Growth companies that demonstrate the ability to sustain strong secular growth, notwithstanding economic conditions, across a broad range of market capitalizations.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS The Portfolio Characteristics table on this page is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

PORTFOLIO CHARACTERISTICS               INVESTMENT STYLE SPECTRUM
AS OF MARCH 31, 1998                    [bar shaded from light to dark]
(UNAUDITED)                             VALUE                   GROWTH

                                         Palley-        J.P.     Oppen-                    Wilke/      Total         S&P
                                        Needelman*     Morgan    heimer    Westwood       Thompson     Fund        500 Index
------------------------------------------------------------------------------------------------------------------------------------
Number of Holdings                          39          75        27         52             50         219           500

------------------------------------------------------------------------------------------------------------------------------------

Percent in Top 10                           34%         24%       51%        31%            32%         13%           19%

------------------------------------------------------------------------------------------------------------------------------------

Weighted Average Market
Capitalization (billions)                  $28         $31       $38        $27            $19         $29           $64

------------------------------------------------------------------------------------------------------------------------------------

Average Five-Year Earnings
Per Share Growth                            10%         14%       19%        20%            30%         19%           17%

------------------------------------------------------------------------------------------------------------------------------------

Dividend Yield                             1.6%        1.2%      1.1%       1.5%           0.2%        1.1%          1.4%

------------------------------------------------------------------------------------------------------------------------------------

Average Price/Earnings Ratio                21x         25x       21x        26x            39x         25x           25x

------------------------------------------------------------------------------------------------------------------------------------

Average Price/Book Value Ratio             3.4x        3.8x      3.8x       4.6x           7.0x        4.5x          4.6x

------------------------------------------------------------------------------------------------------------------------------------

*Boston Partners Asset Management, L.P. replaced Palley-Needelman Asset
 Management, Inc. effective May 11, 1998.

TOP 50 HOLDINGS
 ................................................................................


RANK           RANK                                                         MARKET
AS OF          AS OF                                                        VALUE                 PERCENT OF
3/31/98        12/31/97      SECURITY NAME                                  ($000)                NET ASSETS
--------------------------------------------------------------------------------------------------------------
   1              3          SBC Communications, Inc.                      $21,298                  1.7%
   2              1          Boeing Co.                                     19,557                  1.5
   3              2          International Business Machines Corp.          18,749                  1.5
   4              4          First Union Corp.                              18,512                  1.4
   5              5          EXEL Limited                                   17,050                  1.3
   6              8          Travelers Group, Inc.                          16,602                  1.3
   7              9          Sprint Corp.                                   15,549                  1.2
   8              6          Federal Home Loan Mortgage Corp.               14,231                  1.1
   9             12          Citicorp                                       13,490                  1.1
  10             42          WorldCom, Inc.                                 12,824                  1.0
  11             15          Fleet Financial Group, Inc.                    12,708                  1.0
  12             20          AFLAC,Inc.                                     12,650                  1.0
  13             17          Monsanto Co.                                   12,480                  1.0
  14             19          Providian Financial Corp.                      11,476                  0.9
  15             10          HBO & Co.                                      11,344                  0.9
  16             27          Anheuser Busch, Inc.                           11,031                  0.9
  17             25          Morgan Stanley, Dean Witter, Discover & Co.    10,931                  0.9
  18             18          Philip Morris Companies, Inc.                  10,801                  0.8
  19             49          Nokia Corp. ADR                                10,794                  0.8
  20             36          Avon Products, Inc.                            10,530                  0.8
  21             38          GTECorp.                                       10,382                  0.8
  22             30          Ahmanson H.F. &Co.                             10,331                  0.8
  23             24          General Electric Co.                           10,328                  0.8
  24             11          Pfizer, Inc.                                   10,268                  0.8
  25             70          American Home Products Corp.                   10,205                  0.8
  26             52          Starwood Hotels &Resorts                       10,131                  0.8
  27             21          Progressive Corp.                              10,102                  0.8
  28             23          AMRCorp.                                       10,023                  0.8
  29             29          Transamerica Corp.                              9,903                  0.8
  30              7          May Department Stores Co.                       9,525                  0.7
  31             28          AonCorp.                                        9,368                  0.7
  32             35          U.S. Bancorp                                    9,331                  0.7
  33             14          Warner-Lambert Co.                              9,163                  0.7
  34             31          Automatic Data Processing, Inc.                 9,080                  0.7
  35             67          Lucent Technologies, Inc.                       9,041                  0.7
  36             84          Starbucks Corp.                                 8,931                  0.7
  37             26          Fiserv, Inc.                                    8,733                  0.7
  38             50          Schlumberger Ltd.                               8,643                  0.7
  39             37          Paychex, Inc.                                   8,403                  0.7
  40             33          Elan Corp. ADR                                  8,291                  0.6
  41             78          Conseco, Inc.                                   8,233                  0.6
  42             61          Countrywide Credit Industries, Inc.             7,978                  0.6
  43             22          Duke Energy Corp.                               7,919                  0.6
  44             48          Intel Corp.                                     7,800                  0.6
  45             46          Beneficial Corp.                                7,770                  0.6
  46             64          Cigna Corp.                                     7,565                  0.6
  47             56          ELFAquitaine ADR                                7,524                  0.6
  48             86          Bell Atlantic Corp.                             7,483                  0.6
  49             75          Cintas Corp.                                    7,436                  0.6
  50             32          Arrow Electronics, Inc.                         7,307                  0.6

                                        MAJOR STOCK CHANGES IN THE FIRST QUARTER
 ................................................................................

The following are the major ($4.0 million or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the first quarter of 1998.

                                                                SHARES
                                           ----------------------------------------------
                                                                             HELD AS
SECURITY NAME                                   ADDITIONS    REDUCTIONS    OF 3/31/98
-----------------------------------------------------------------------------------------

AT&T Corp.                                        97,800                     97,800

Baker Hughes, Inc.                               178,100                    178,000

Kohl's Corp.                                      67,500                     67,500

Nordstrom, Inc.                                  110,800                    110,800

Sherwin-Williams Co.                             141,700                    141,700

SLM Holding Corp.                                100,000                    100,000


E.I. du Pont de Nemours & Co.                                   (95,000)          0

General Motors Corp.                                           (123,500)          0

HBO & Co.                                                       (87,300)    187,900

May Department Stores Co.                                      (112,000)    150,000

Medtronic, Inc.                                                 (98,200)     43,300

Mobil Corp.                                                     (94,300)     76,100

Pfizer, Inc.                                                    (67,400)    103,000

Scientific Atlanta, Inc.                                       (332,000)          0

Texaco, Inc.                                                   (116,400)     86,000

Triton Energy Corp.                                            (154,200)     15,800

TRW, Inc.                                                       (81,300)          0

Union Pacific Corp.                                            (119,400)          0

Warner-Lambert Co.                                              (45,000)     53,800

Xerox Corp.                                                     (43,600)     61,600

MANAGER INTERVIEW
 ................................................................................

[photo of Susan M. Byrne]  SUSAN M. BYRNE
                           Westwood Management
                           Corporation

Manager Interview: A Disciple of Disciplined Growth Seeks to Discern Change Before Others Do for the Best of Upside Potential and Downside Protection.

Westwood Management Corporation is relatively new as one of All-Star's five portfolio management firms, having been named to the All-Star team last November. Westwood's investment strategy is growth at a reasonable price. The firm employs internally generated, bottom-up, fundamental research and seeks to identify stocks with misperceived growth expectations. Proprietary income and balance sheet projections are utilized to identify securities whose typical portfolio characteristics are characterized by higher return on equity, higher forecasted 12-month growth rates and lower forecasted price/earnings ratios than the market. We recently had the opportunity to visit with Susan M. Byrne, who founded the firm and today serves as Westwood's President and Chief Investment Officer.

--------------------------------------------------------------------------------
The views expressed in this interview represent the manager's views at the time of the discussion and are subject to change.
--------------------------------------------------------------------------------

LAMCO: Welcome. As this is your first manager interview for a Liberty All-Star Equity Fund quarterly report, perhaps the best place to start is with a description of the firm -- when it was founded, its size, historical highlights.

BYRNE: This is an appropriate time for that question, as Westwood celebrated its 15-year anniversary on April 1. I started the firm in 1983 in New York City. I was very conscious of the fact that it was April Fool's Day and I was starting out on my own in the great American dream. But it has worked out very well. We have about $2 billion under management, which includes both equities and fixed income. We have a range of products, including what we call our fully invested equity approach, and that's the portfolio I manage for Liberty All-Star Equity Fund. About six years ago I moved my office to Dallas, but we still maintain a New York office. Counting our second Dallas office, among the three locations we have 45 employees -- and tons of computers. We recently had a power surge that knocked out one of our servers for the better part of a day. It served to remind me of the days when I started in the investment industry 28 years ago -- when calculators were considered high tech.

LAMCO: Let's shift a little and take a look at some of the broad factors that characterize Westwood Management's investment philosophy, objectives and style, as well as investment approach and process.

BYRNE: I would characterize our style as disciplined growth. By that, I mean that we employ a rather rigorous fundamental process that tells us how much money we would pay for a certain amount of growth. Essentially, we are looking for undiscovered growth, or what you could call "unpopular growth." In other words, companies where investors' confidence level is fairly low as characterized by a price/earnings ratio that's at a discount to what we perceive the company's future growth rate to be. What we seek is a change in the growth rate of a company because of a new product or service, a management change or a restructuring -- a factor that is going to cause the growth to ratchet up to a higher level.

     We can follow a couple of paths in implementing that approach. We could purchase a growth company that sort of lost its way until new management came in and restructured it. IBM, which we have held for the past three years, is an example. Or we could focus on a company where our perception of the future growth rate is much higher than that of the market overall. An example here would be Lucent Technologies. A number of people felt that the price/earnings ratio was extremely high for a company that was just an OK grower. For a number of reasons, we felt that Lucent was going to grow in excess of 30 percent, and thus far the market has confirmed our feeling.

     On the other hand, a name that we had owned for three years and were forced to sell even though its price has continued to go up is Dell Computer. We had a spectacular run after

                                                               MANAGER INTERVIEW
 ................................................................................

buying the stock at 10 times earnings. When the price/earnings ratio reached 35 times the next year's projected earnings, the stock no longer qualified for our disciplined growth approach. So, we moved on and redeployed the money elsewhere.

LAMCO: So, as distinct, for example, from a momentum style investor, you like to arrive at the party a little early and acquire earnings growth at what you see as an attractive level?

BYRNE: Exactly. A momentum investor will look at accelerating earnings and accelerating price -- everyone has a slightly different combination. We do not look at price momentum at all. We're perfectly happy if our companies get picked up by investors, but we feel that those who only look at price momentum often take certain stocks to excess and we leave them behind at that point.

LAMCO: It sounds like it's very much a bottom-up approach. Do you also consider some macro issues?

BYRNE: We do, but largely because we're very interested in controlling overall portfolio risk. Our stock selection process is very much a bottom-up, fundamental approach. From an overall portfolio viewpoint, we have liked the telecommunications area for some time. Obviously, we're not going to create an entire portfolio made up of telecommunications stocks, but we are going to create a portfolio that represents our best ideas in that industry. We want a diversified portfolio for the risk reduction benefits it provides. On the other hand, we manage a fairly concentrated portfolio. So it is diversified, but also somewhat concentrated. We have our best bets in the portfolio and that's how we try and pick the stocks to get ahead.

[begin callout]

"Essentially, we are looking for undiscovered growth, or what you could call 'unpopular growth.' In other words, companies where investors' confidence level is fairly low..."

[end callout]

LAMCO: On the subject of the portfolio construction, what sectors do you like?

BYRNE: As a subset of the technology sector, we're strong on telecommunications. We have been very high on companies that benefit either from software or hardware advances in telecommunications. We would broaden that to include some of the telephone companies in which we have been invested. Few investors look at a Bell Atlantic as a growth company. But when we looked out three years at what was happening with the Internet and wire to the home, we felt that these companies could grow at a rate two to three times their historic rate. There are some wonderful growth companies out there, like a Microsoft or a Coca-Cola. But everybody knows they're great growth companies and their valuations indicate as much. There's no new news there. But if an 8 to 10 percent grower can accelerate to a 15 to 20 percent or more grower, you can make some very nice money over a three-year cycle.

[begin callout]

"We want a diversified portfolio for the risk reduction benefits it provides. On the other hand, we manage a fairly concentrated portfolio. So it is diversified, but also somewhat concentrated."

[end callout]

LAMCO: Would you say that three years is your typical time horizon?

BYRNE: Yes, that's about right. Another factor to consider is that with the tax laws the way they are right now for capital gains, if you hold stocks for less than 18 months you trigger a higher tax rate. Chasing the hot group this month and shifting to something else next month is not very good investing from the viewpoint of giving your investors any kind of tax-advantaged returns.

LAMCO: How about your sell discipline -- you mentioned being "forced" to sell Dell Computer. How does it work?

BYRNE: There's a number of ways that a stock can be sold. There's the happy way, which is you bought it, you were right, the stock performed very well over a few years and you sold it when it reached your price target. The price target might be a price/earnings ratio that's 10 percent above the growth rate, for example. When this happens, we would consider the stock fully valued. A second way involves an event that causes us to reevaluate the stock. When a stock gets within 10 percent of the price target, we reevaluate it. We look to see if there's anything we're missing or if the sales or earnings growth rate is likely to go higher than we originally thought. If nothing has changed, the stock will be sold when it reaches its target. If

MANAGER INTERVIEW
 ................................................................................

management reports a poor quarter, we will also reevaluate the stock to determine whether it was a one-time difficulty. Because we own our stocks for a long time, we tend to know the management very well. If there's been a downward change in the fundamentals, the stock will be sold. The third way a stock could be sold would be the case of a brand new position. This is a big deal for Westwood because, if we're right, we hope we're going to be able to own our newly purchased stock for a long time. But, if on a brand new position, a stock moves against us and falls by 15 percent or more it will be sold automatically under normal market conditions.

LAMCO: Would it be correct to assume that if the 8 to 12 percent grower you mentioned a question or so ago continues to be just an 8 percent grower, or maybe slips, you'll reevaluate it?

BYRNE: We would reevaluate it. However, the beauty of it, at least from our viewpoint, is that if it continues to be an 8 percent grower and we are wrong, then the stock is priced correctly and everybody else was right. Just like Bell Atlantic. If, indeed, it was going to be an 8 to 10 percent grower, the stock would have stayed at $50. But the growth rate accelerated and we think it will accelerate even more in the future. The stock has doubled in a year. People are shocked. If it had only been an 8 to 10 percent grower, we would have had an opportunity cost at most.

LAMCO: In other words, you didn't have much downside risk -- worst case, as you say, it would have been an opportunity cost.

BYRNE: Yes, we like to control downside risk because we're after consistent, long-term results. If you can avoid the blow-ups, you don't need to swing for the fences every time you're at bat.

LAMCO: If you had to single out any one truly differentiating or distinguishing characteristic of the firm, what would it be?

BYRNE: I would say that the soul of the firm is the courage not to go with the crowd and to be deeply fearful of losing people's money. That leads us to impose a strict discipline on our growth outlook. We have a point of view that holds that equities are a long-term investment vehicle. People should only have their money in equities if they're trying to do something that's going to happen years in the future. We try to manage the money so that at the end of that period we will have produced a superior rate of return by being very consistent and very disciplined while taking less risk than others do. We will have made good money for people by finding diamonds in the rough and holding on to them.

[begin callout]

"I would say that the soul of the firm is the courage not to go with the crowd and to be deeply fearful of losing people's money."

[end callout]

LAMCO: Give us a look at how you've invested the portion of the Fund under your management. As you assumed responsibilities in November of last year, let's focus on stocks that you've bought. Can you tell us about a few and the rationale for each?

BYRNE: I mentioned Lucent Technologies. It was spun-off from AT&T and on its own has been a terrific stock. Lucent is pretty much on the cutting edge of technology for all of the telephone companies as people begin to use the Internet for commercial applications. Lucent is one of several stocks we hold that are benefiting from the upgrade of infrastructure and the competition for the consumer in the emerging area of Internet commerce. Lucent is benefiting in a very direct and pure way because it makes the equipment and software used in Internet applications. And the company has pretty much won every major contract negotiation it has participated in. We have felt that the company was a 30 percent grower and could be accelerating in its growth rate. As it is still selling under 30 times estimated 1999 earnings, we're continuing to hold it.

     A smaller cap stock that we own actually used to be one company and is now two companies. One is called Sterling Commerce and the other is Sterling Software. Sterling Commerce makes software for electronic data interchange, or "EDI." This is software that allows computers that speak different languages to communicate with each other to transmit, for example, purchase orders, invoices and other business documents. It's a very important technology and Sterling Commerce has a key security strategy by providing fire walls that protect documents from outside intrusion. Its big brother is Sterling Software, which is in the process of transforming itself. It spun-off Sterling Commerce in a tax-free transaction. It had an enormous amount of cash and bought the application software division of Texas Instruments. TI's application software makes it considerably easier for programmers to perform reprogramming. Application software is a pretty hot area today,

                                                               MANAGER INTERVIEW
 ...............................................................................

but is probably the least understood and least recognized area of software. Therefore, even though we expect it to grow 25-30 percent, Sterling Software is selling at less than 20 times next year's earnings. We think this stock could be a nice double over an 18-month time frame.

     A fourth stock that we like is the seemingly boring name of IBM. The company's services business is benefiting from the outsourcing trend and the money that's being spent on Year 2000 solutions. Not only are we high on IBM's services capabilities, I think people misunderstand that mainframes are not going away. As a matter of fact, with the use of the Internet and intranets soaring, the mainframe should prosper because it's well-suited for these applications. We have IBM selling for 13 times 1999 earnings -- a screaming discount, in our view.

[begin callout]

"Stock picking happens two ways, but most people think about it in only one way, and that's buying a stock. But when you manage a portfolio, the biggest decisions you're making are about which stocks to avoid."

[end callout]

     We also like WorldCom. We're high on WorldCom's acquisition of MCI. Once the deal is complete, about 40 percent of all Internet commerce will go through a WorldCom hub. This hasn't gone unnoticed by the Justice Department, but I don't think they're going to block the transaction. I think the stock may not do much until later in the year, but when the MCI deal is finalized, I believe it will really take off.

     Another stock we like is Tenet Healthcare. Its biggest competitor was Columbia/HCA, which is now embroiled in a wide range of legal and other problems. Tenet has come out smelling like a rose. The company has always had solid professional practices, sound finances and has been able to continue to acquire hospitals. We have Tenet as a 20 percent-plus grower that's selling at 16 times '99 earnings. So, it's still selling at a discount to the growth rate.

LAMCO: Thank you. Perhaps we could wrap up by asking you about your thoughts concerning the stock market. You have said before that you think the key to this market is stock picking.

BYRNE: Yes. Stock picking happens two ways, but most people think about it in only one way, and that's buying a stock. But when you manage a portfolio, the biggest decisions you're making are about which stocks to avoid. In that sense, stock picking is extremely important because I do think that there are going to be surprises and I think it won't be until the second half when we get the full impact of the Asian meltdown. I was in Asia in January, and my own feeling is that it's going to be some time before that all gets worked out.

     If there's anything I'd be wary of as time goes on, it would be an increase in interest rates. We're already seeing it in the U.K., where interest rates have gone up several times. If the United States stays very strong, we might see rates tick up. But, fundamentally, the basic building blocks for an excellent outlook for financial assets remain in place, namely, positive corporate profits, low inflation and a huge but under-invested and under-saved demographic cohort. I don't see a serious challenge to that combination.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
 ................................................................................

COMMON STOCKS (98.6%)                SHARES      MARKET VALUE
AEROSPACE (2.1%)
Boeing Co.                           375,200      $ 19,557,300
Lockheed Martin Corp.                 59,000         6,637,500
                                                  ------------
                                                    26,194,800
                                                  ------------

AUTO, TIRES & ACCESSORIES (0.6%)
Chrysler Corp.                        88,000         3,668,500
Lear Corp.(a)                         66,700         3,760,212
                                                  ------------
                                                     7,428,712
                                                  ------------

BANKS (6.5%)
ABN AMRO Holding NV ADR              136,200         3,175,163
Ahmanson H.F. & Co.                  133,300        10,330,750
Chase Manhattan Corp.                 26,600         3,587,675
Citicorp                              95,000        13,490,000
First of America Bank Co.             46,000         3,979,000
First Union Corp.                    326,200        18,511,850
Fleet Financial Group, Inc.          149,400        12,708,337
U.S. Bancorp                          74,800         9,331,300
Washington Mutual, Inc.               37,400         2,682,281
Wells Fargo & Co.                     17,000         5,631,250
                                                  ------------
                                                    83,427,606
                                                  ------------

BUSINESS SERVICES (2.3%)
America Online, Inc. (a)              71,600         4,891,175
Catalina Marketing Corp. (a)          72,600         3,820,575
Cintas Corp.                         143,700         7,436,475
Robert Half International, Inc. (a)  137,800         6,614,400
SITEL Corp. (a)                      519,700         6,626,175
Sodexho Marriott Services, Inc.       12,400           329,375
                                                  ------------
                                                    29,718,175
                                                  ------------

CHEMICALS (2.7%)
Albemarle Corp.                       57,600         1,454,400
Dow Chemical Co.                      12,400         1,204,350
Monsanto Co.                         240,000        12,480,000
Morton International, Inc.           176,900         5,804,531
Praxair, Inc.                        125,200         6,439,975
Sherwin-Williams Co.                 141,700         5,030,350
Union Carbide Corp.                   50,900         2,551,362
                                                  ------------
                                                    34,964,968
                                                  ------------

COMMUNICATIONS EQUIPMENT (2.7%)
Brightpoint, Inc. (a)                189,800         3,262,188
Cisco Systems, Inc. (a)              101,450         6,936,644
CommScope, Inc. (a)                   56,033           808,977
General Instruments Corp. (a)        168,000         3,517,500
Lucent Technologies, Inc.             70,700         9,040,763
Nokia Corp. ADR                      100,000        10,793,750
                                                  ------------
                                                    34,359,822
                                                  ------------

COMPUTER & BUSINESS EQUIPMENT (4.6%)
Anixter International, Inc. (a)       59,300         1,093,344
Bay Networks, Inc. (a)               153,600         4,166,400


                                     SHARES      MARKET VALUE

COMPUTER & BUSINESS EQUIPMENT (CONT.)
Cabletron Systems, Inc. (a)           76,800       $ 1,118,400
EMC Corp. (a)                        117,500         4,442,969
Hewlett-Packard Co.                   51,000         3,235,312
Ingram Micro, Inc., Class A (a)      160,800         5,969,700
International Business
  Machines Corp.                     180,500        18,749,437
Saville Systems Ireland
  PLC ADR (a)                         92,400         4,735,500
Sun Microsystems, Inc. (a)           103,000         4,297,031
Tech Data Corp. (a)                  115,300         4,439,050
Xerox Corp.                           61,600         6,556,550
                                                  ------------
                                                    58,803,693
                                                  ------------

COMPUTER SERVICES & SOFTWARE (5.7%)
Acxiom Corp. (a)                     211,100         5,409,437
Autodesk, Inc.                        67,400         2,906,625
Automatic Data Processing, Inc.      133,400         9,079,537
Concord EFS, Inc. (a)                128,300         4,434,369
Electronic Arts, Inc. (a)             59,300         2,783,394
Fiserv, Inc. (a)                     137,800         8,733,075
HBO & Co.                            187,900        11,344,462
HNC Software (a)                      81,600         3,070,200
J.D. Edwards & Co. (a)                66,400         2,162,150
Microsoft Corp. (a)                   66,700         5,965,481
Oracle Corp. (a)                     100,450         3,170,453
Policy Management Systems (a)         48,400         3,887,125
Sterling Commerce, Inc. (a)           77,900         3,612,612
Sterling Software, Inc. (a)          117,700         6,650,050
                                                  ------------
                                                    73,208,970
                                                  ------------

CONSTRUCTION (0.8%)
Foster Wheeler Corp.                 153,800         4,700,513
Masco Corp.                           99,700         5,932,150
                                                  ------------
                                                    10,632,663
                                                  ------------

CONSUMER PRODUCTS (1.9%)
Hasbro, Inc.                          65,800         2,319,450
Philip Morris Companies, Inc.        259,100        10,801,231
Procter & Gamble Co.                  44,000         3,712,500
Ralston-Ralston Purina Group          46,700         4,953,119
Unilever NV ADR                       43,800         3,003,038
                                                  ------------
                                                    24,789,338
                                                  ------------

COSMETICS & TOILETRIES (1.0%)
Avon Products, Inc.                  135,000        10,530,000
Gillette Co.                          21,900         2,599,256
                                                  ------------
                                                    13,129,256
                                                  ------------

DIVERSIFIED (3.3%)
Allied Signal, Inc.                   83,900         3,523,800
Cooper Industries, Inc.               78,700         4,677,731
Eaton Corp.                           70,400         6,701,200
General Electric Co.                 120,000        10,327,500


12   See Notes to Schedule of Investments.

                        SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

COMMON STOCKS (CONT.)                SHARES      MARKET VALUE
DIVERSIFIED (CONT.)
Loews Corp.                           67,700       $ 7,057,725
The Seagram Co., Ltd.                102,600         3,918,038
Tyco International Ltd.              115,584         6,313,776
                                                  ------------
                                                    42,519,770
                                                  ------------

DRUGS & HEALTH CARE (9.3%)
Alza Corp. (a)                        84,100         3,768,731
American Home Products Corp.         107,000        10,205,125
Bristol-Myers Squibb Co.              32,500         3,390,156
Crescendo Pharmaceuticals
  Corp. (a)                            4,150            52,394
DENTSPLY International, Inc.         102,600         3,199,838
Dura Pharmaceuticals, Inc. (a)       120,800         2,974,700
Elan Corp. ADR (a)                   128,300         8,291,387
Eli Lilly & Co.                      113,000         6,737,625
Forest Laboratories, Inc. (a)         55,400         2,077,500
Genzyme Corp. (a)                    109,800         3,513,600
HEALTHSOUTH Corp. (a)                177,500         4,981,094
Henry Shein, Inc. (a)                107,500         4,461,250
Humana, Inc. (a)                     212,000         5,260,250
Medtronic, Inc.                       43,300         2,246,187
Merck & Co., Inc.                     29,500         3,787,062
Omnicare, Inc.                       112,100         4,441,963
Pfizer, Inc.                         103,000        10,267,813
R.P. Scherer Corp. (a)                54,600         3,685,500
SmithKline Beecham PLC ADR           111,000         6,944,438
Steris Corp. (a)                     118,500         6,399,000
Tenet Healthcare Corp. (a)           187,300         6,801,331
United Healthcare Corp.               86,700         5,613,825
Warner-Lambert Co.                    53,800         9,162,812
                                                  ------------
                                                   118,263,581
                                                  ------------

ELECTRIC & GAS UTILITIES (2.1%)
Columbia Energy Group                 15,600         1,212,900
Dominion Resources, Inc.              59,800         2,511,600
Duke Energy Corp.                    132,955         7,919,132
Florida Progress Corp.                83,000         3,460,063
Houston Industries, Inc.             245,000         7,043,750
P G & E Corp.                         69,000         2,277,000
Southern Co.                          65,000         1,799,688
Texas Utilities Co.                   28,900         1,136,131
                                                  ------------
                                                    27,360,264
                                                  ------------

ELECTRONICS & ELECTRICAL EQUIPMENT (4.2%)
Arrow Electronics, Inc. (a)          270,000         7,306,875
Berg Electronics Corp. (a)           129,200         3,294,600
General Semiconductor, Inc. (a)       42,025           501,674
Input/Output, Inc. (a)                61,500         1,437,563
Intel Corp.                          100,000         7,800,000
International Game Technology        152,700         3,827,044
Linear Technology Corp.               86,400         5,961,600
Molex, Inc.                          146,475         4,037,217
Motorola, Inc.                        55,900         3,388,938


                                     SHARES      MARKET VALUE

ELECTRONICS & ELECTRICAL EQUIPMENT (CONT.)
Perkin-Elmer Corp.                    41,500       $ 3,000,969
Raychem Corp.                         82,000         3,408,125
Raytheon Co., Class A                  9,195           522,966
Raytheon Co., Class B                104,100         6,076,837
Sensormatic Electronics Corp.        153,400         2,511,925
                                                  ------------
                                                    53,076,333
                                                  ------------

FINANCIAL SERVICES (6.1%)
Beneficial Corp.                      62,500         7,769,531
Capital One Financial Corp.           20,000         1,577,500
Countrywide Credit
  Industries, Inc.                   150,000         7,978,125
Federal Home Loan
  Mortgage Corp.                     300,000        14,231,250
Federal National Mortgage Co.         98,800         6,249,100
Morgan Stanley, Dean Witter,
  Discover & Co.                     150,000        10,931,250
Paychex, Inc.                        145,200         8,403,450
SLM Holding Corp.                    100,000         4,362,500
Travelers Group, Inc.                276,700        16,602,000
                                                  ------------
                                                    78,104,706
                                                  ------------

FOOD, BEVERAGE & RESTAURANTS (5.0%)
Anheuser Busch, Inc.                 237,800        11,013,112
Campbell Soup Co.                    117,200         6,651,100
Diageo PLC ADR                       103,680         5,047,920
Dole Food Co.                        150,000         7,256,250
Dreyers Grand Ice Cream              148,800         3,273,600
General Mills, Inc.                   49,200         3,739,200
International Home Foods, Inc. (a)    87,300         2,902,725
Landry's Seafood Restaurants (a)     167,200         5,141,400
PepsiCo, Inc.                         86,300         3,678,537
Starbucks Corp. (a)                  197,100         8,931,094
Vlasic Foods International, Inc. (a)  11,720           299,592
Wendy's International, Inc.          266,100         5,937,356
                                                  ------------
                                                    63,871,886
                                                  ------------

HOTELS & ENTERTAINMENT / LEISURE (0.6%)
Marriott International, Inc.          49,600         1,844,500
Marriott International, Inc.,
  Class A                             49,600         1,776,300
Time Warner, Inc.                     54,500         3,930,812
                                                  ------------
                                                     7,551,612
                                                  ------------

INDUSTRIAL EQUIPMENT (3.1%)
Caterpillar, Inc.                    130,000         7,158,125
Deere & Co.                          116,500         7,215,719
Fastenal Co. (a)                     151,800         6,584,325
JLK Direct Distribution, Inc. (a)    145,900         5,571,556
MSC Industrial Direct Co., Inc. (a)  127,500         6,908,906
New Holland NV                       207,500         5,654,375
                                                  ------------
                                                    39,093,006
                                                  ------------


                                      See Notes to Schedule of Investments.   13

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------


COMMON STOCKS (CONT.)                SHARES      MARKET VALUE
INSURANCE (7.0%)
AFLAC, Inc.                          200,000      $ 12,650,000
Aon Corp.                            144,675         9,367,706
CIGNA Corp.                           36,900         7,564,500
Conseco, Inc.                        145,400         8,233,275
Exel Limited                         220,000        17,050,000
Marsh & McLennan
  Companies, Inc.                     41,400         3,617,325
Progressive Corp.                     75,000        10,101,563
Providian Financial Corp.            199,800        11,476,013
Transamerica Corp.                    85,000         9,902,500
                                                  ------------
                                                    89,962,882
                                                  ------------

METALS & MINING (1.2%)
Allegheny Teledyne, Inc.             166,000         4,616,875
Aluminum Company of America           94,800         6,523,425
Freeport-McMoRan Copper
  & Gold, Inc., Class A              185,000         3,688,438
                                                  ------------
                                                    14,828,738
                                                  ------------

OIL & GAS (5.7%)
Atlantic Richfield Co.                35,000         2,751,875
Baker Hughes, Inc.                   178,100         7,168,525
Burlington Resources, Inc.            69,500         3,331,656
ELF Aquitaine ADR                    116,200         7,523,950
Enron Corp.                           63,800         2,958,725
Exxon Corp.                           75,300         5,092,162
Kerr-McGee Corp.                      86,100         5,989,331
Mobil Corp.                           76,100         5,831,163
Pioneer Natural Resources Co.        111,100         2,763,613
Schlumberger Ltd.                    114,100         8,643,075
Texaco, Inc.                          86,000         5,181,500
Tosco Corp.                          110,600         3,898,650
Triton Energy Corp. (a)               15,800           580,650
Union Pacific Resources Group        255,600         6,102,450
USX-Marathon Group                   120,000         4,515,000
                                                  ------------
                                                    72,332,325
                                                  ------------

PAPER (0.9%)
Champion International Corp.         120,000         6,517,500
Temple-Inland, Inc.                   74,400         4,622,100
                                                  ------------
                                                    11,139,600
                                                  ------------

POLLUTION CONTROL (0.4%)
Waste Management, Inc.               155,800         4,800,588
                                                  ------------

PUBLISHING (1.4%)
American Greetings Corp.,
  Class A                            130,400         5,998,400
Gannett Co., Inc.                     93,200         6,698,750
R. R. Donnelley & Sons Co.           120,000         4,927,500
                                                  ------------
                                                    17,624,650
                                                  ------------

                                      SHARES      MARKET VALUE

REAL ESTATE INVESTMENT TRUSTS (1.7%)
Crescent Real Estate Equities Co.     90,000      $  3,240,000
Equity Office Properties Trust        75,377         2,308,421
Patriot American Hospitality, Inc.   110,100         2,972,700
Starwood Hotels & Resorts            189,800        10,130,575
Vornado Realty Trust                  80,500         3,506,781
                                                  ------------
                                                    22,158,477
                                                  ------------

RETAIL TRADE (7.0%)
Arbor Drugs, Inc.                    155,800         3,671,037
CDW Computer Centers, Inc. (a)        73,500         4,400,813
Circuit City Stores, Inc.            105,100         4,493,025
CVS Corp.                             94,800         7,157,400
Dollar General Corp.                 115,250         4,458,735
Family Dollar Stores                 122,700         4,662,600
Federated Department
  Stores, Inc. (a)                    52,000         2,694,250
Fred Meyer, Inc. (a)                  99,390         4,571,940
Home Depot, Inc.                      74,150         5,000,491
Kmart Corp. (a)                       78,100         1,303,294
Kohl's Corp. (a)                      67,500         5,518,125
May Department Stores Co.            150,000         9,525,000
Nordstrom, Inc.                      110,800         7,070,425
Safeway, Inc. (a)                     88,200         3,257,887
Staples, Inc. (a)                    302,250         7,008,422
Toys R Us, Inc. (a)                   75,400         2,266,712
Walgreen Co.                         142,700         5,021,256
Wal-Mart Stores, Inc.                 70,600         3,587,362
Whole Foods Market, Inc. (a)          62,800         4,380,300
                                                  ------------
                                                    90,049,074
                                                  ------------

TELECOMMUNICATIONS (7.0%)
AT&T Corp.                            97,800         6,418,125
Bell Atlantic Corp.                   73,000         7,482,500
GTE Corp.                            173,400        10,382,325
MCI Communications Corp.             115,000         5,692,500
SBC Communications, Inc.             488,200        21,297,725
Sprint Corp.                         229,300        15,549,406
Tele Communications - TCI
  Ventures, Class A (a)              318,162         5,607,605
US West Media Group (a)              100,700         3,499,325
WorldCom, Inc. (a)                   297,800        12,824,013
                                                  ------------
                                                    88,753,524
                                                  ------------

TRANSPORTATION (1.7%)
AMR Corp. (a)                         70,000        10,023,125
Burlington Northern Santa Fe          66,500         6,924,313
CSX Corp.                             33,400         1,987,300
Delta Air Lines, Inc.                 23,600         2,789,225
                                                  ------------
                                                    21,723,963
                                                  ------------

TOTAL COMMON STOCKS
(Cost $835,535,628)                              1,259,872,982
                                                 -------------


14   See Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS / PER SHARE CHANGES IN NET ASSETS AS OF MARCH 31,
1998 (UNAUDITED)
 ................................................................................

PREFERRED STOCK (0.2%)                                                                          SHARES      MARKET VALUE
ELECTRIC UTILITIES (0.2%)
Houston Industries 7% Convertible                                                               50,000      $    3,240,625
(Cost $2,793,250)                                                                                           --------------


                                                                     INTEREST    MATURITY      PAR
SHORT-TERM INVESTMENTS (0.8%)                                          RATE        DATE       VALUE
COMMERCIAL PAPER (0.1%)                                               ------     ---------- --------
Household Finance Corp.                                                5.56%      04/02/98  $  700,000             699,905
Merrill Lynch                                                          5.72       04/07/98   1,000,000             999,047
                                                                                                            --------------
TOTAL COMMERCIAL PAPER (COST $1,698,952)                                                                         1,698,952
                                                                                                            --------------

REPURCHASE AGREEMENT (0.7%)
ABN AMRO Chicago Corp., dated 3/31/98, 5.95% to be repurchased at $8,816,457 on 4/01/98, collateralized by U.S. Treasury notes and bills
with various maturities to 2002, with a current market value of $9,021,300.                  8,815,000           8,815,000
                                                                                                            --------------


TOTAL SHORT-TERM INVESTMENTS (COST $10,513,952)                                                                 10,513,952
                                                                                                            --------------

TOTAL INVESTMENTS (99.6%) (COST $848,842,830) (b)                                                            1,273,627,559

OTHER ASSETS AND LIABILITIES, NET (0.4%)                                                                         4,504,079
                                                                                                            --------------

NET ASSETS (100.0%)                                                                                         $1,278,131,638
                                                                                                            --------------

NET ASSET VALUE PER SHARE (86,362,669 SHARES OUTSTANDING)                                                           $14.80
                                                                                                            --------------


NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.

(b) Gross unrealized appreciation and depreciation of investments at March 31, 1998 is as follows:
          Gross unrealized appreciation                        $434,277,637
          Gross unrealized depreciation                          (9,492,908)
                                                               ------------
                  Net unrealized appreciation                  $424,784,729
                                                               ------------

 Acronym                                    Name
---------                      ---------------------------
    ADR                        American Depository Receipt

--------------------------------------------------------------------------------------------------------------------
                                     THREE MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                        MARCH 31, 1998  ------------------------------------------------------------
                                         (UNAUDITED)      1997         1996        1995       1994          1993
--------------------------------------------------------------------------------------------------------------------
PER SHARE CHANGES IN NET ASSETS
Net asset value at beginning of period    $ 13.32        $ 11.95     $ 11.03     $  9.26     $ 10.40       $ 10.78
                                          -------        -------     -------     -------     -------       -------
Net investment income                        0.02           0.05        0.08        0.10        0.11          0.12
Distributions declared                      (0.35)         (1.33)      (1.18)      (1.04)      (1.00)        (1.07)
Changes due to rights offerings (a)            --             --          --          --       (0.05)        (0.03)
Net realized and unrealized
  gain (loss) on investments                 1.81           3.01        2.15        2.71       (0.20)         0.78
Provision for federal income tax               --          (0.36)      (0.13)         --          --         (0.18)
                                          -------        -------     -------     -------     -------       -------
Net asset value at end of period          $ 14.80        $ 13.32     $ 11.95     $ 11.03     $  9.26       $ 10.40
                                          -------        -------     -------     -------     -------       -------

(a) Effect of Fund's rights offerings for shares at a price below net asset value.

THREE LIBERTY ALL-STAR FUNDS / DISTRIBUTION POLICY / DIVIDEND REINVESTMENT PLAN
 ...............................................................................

THE THREE LIBERTY ALL-STAR FUNDS
     A companion fund to Liberty All-Star Equity Fund is also listed on the New York Stock Exchange, Liberty All-Star Growth Fund, Inc. In addition, a variable annuity version of Liberty All-Star Equity Fund is available as part of the Keyport Advisor variable annuity from Keyport Life Insurance Company, one of the Liberty Financial Companies as is Liberty Asset Management Company. Variable annuities, among other features, offer a way to accumulate retirement funds on a tax-deferred basis and to distribute those funds efficiently after retirement.

                                             NYSE                               NET ASSETS
                              FUND          TICKER                 FUND         AT 4/30/98
NAME                          TYPE          SYMBOL               OBJECTIVE      (millions)
------------------------------------------------------------------------------------------
Liberty All-Star           Closed-End        USA             Growth & Income     $1,289
Equity Fund

Liberty All-Star           Closed-End        ASG                 Growth             191
Growth Fund, Inc.

Liberty All-Star Equity     Open-End,         --             Growth & Income         30
Fund, Variable Series   Variable Annuity
------------------------------------------------------------------------------------------


     Additional information on all three funds is available from your broker. You may also contact Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) for either of the closed-end funds. For the variable annuity fund, you may call Keyport at 1-800-367-3653.


DISTRIBUTION POLICY
Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

DIVIDEND REINVESTMENT PLAN
Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to 3.462 shares as of March 31, 1998, with a total net asset value of $51.24. Shareholders are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time.

                                                                           NOTES
 ................................................................................

NOTES
 ................................................................................

                                                                           NOTES
 ................................................................................

[back cover]


[Liberty All*Star logo]  LIBERTY
                         ALL*STAR
                         --------
                        EQUITY FUND

New York Stock Exchange Trading Symbol: USA

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts  02110

TRUSTEES
Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*
William E. Mayer*
Dr. John J. Neuhauser*

OFFICERS
Harold W. Cogger, Chairman of the Board of Directors
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer
J. Kevin Connaughton, Controller
John L. Davenport, Secretary


* Member of the audit committee.

--------------------------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).


[Liberty financial logo]